                                                                EXHIBIT 10(u)(3)





                         HOUSTON INDUSTRIES INCORPORATED
                             MASTER RETIREMENT TRUST

               (As Amended and Restated Effective January 1, 1999)


                          RELIANT ENERGY, INCORPORATED
                             MASTER RETIREMENT TRUST

                       (As Renamed Effective May 5, 1999)


                         HOUSTON INDUSTRIES INCORPORATED
                             MASTER RETIREMENT TRUST

               (As Amended and Restated Effective January 1, 1999)

                          RELIANT ENERGY, INCORPORATED
                             MASTER RETIREMENT TRUST

                       (As Renamed Effective May 5, 1999)


                                    I N D E X

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ARTICLE I        DEFINITIONS AND CONSTRUCTION...........................................................3
Section:
         1.1     Definitions............................................................................3
                 Affiliated Corporation.................................................................3
                 Code...................................................................................3
                 Committee..............................................................................3
                 Company................................................................................3
                 Company Stock..........................................................................3
                 ERISA..................................................................................3
                 Group Trust(s).........................................................................3
                 Insurance Contracts....................................................................3
                 Investment Manager.....................................................................3
                 Master Trust...........................................................................4
                 Master Trust Fund......................................................................4
                 Participant............................................................................4
                 Participating Plan.....................................................................4
                 Plan...................................................................................4
                 Plan Administrator.....................................................................4
                 Prior Plan.............................................................................4
                 Prior Trust Agreement..................................................................4
                 Trustee................................................................................4
                 Valuation Date.........................................................................4
         1.2     Construction...........................................................................4

ARTICLE II       MASTER TRUST; PARTICIPATING PLANS......................................................6
Section:
         2.1     Continuation of Master Trust...........................................................6
         2.2     Participating Plans....................................................................6

ARTICLE III      GENERAL DUTIES OF THE PARTIES..........................................................8
Section:
         3.1     General Duties of the Company..........................................................8



                                       (i)


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         3.2     Investment Guidelines; Contributions; Employee Records.................................8
         3.3     General Duties of Trustee..............................................................8

ARTICLE IV       ACCOUNTS OF PARTICIPATING PLANS;
                 AUTHORITY OF COMPANY AND COMMITTEE....................................................10
Section:
         4.1     Accounts of Participating Plans; Valuation............................................10
         4.2     Exclusive Benefit of Employees Under Participating Plans..............................11
         4.3     Authority of Company and Committee....................................................11

ARTICLE V        INVESTMENT, ADMINISTRATION AND
                 DISBURSEMENT OF MASTER TRUST FUND.....................................................13
Section:
         5.1     Investment of Master Trust Fund.......................................................13
         5.2     Direction of Investment...............................................................15
         5.3     Insurance or Annuity Contracts........................................................18
         5.4     Voting of Securities..................................................................21
         5.5     Powers of Trustee.....................................................................21
         5.6     Payments and Distributions from Master Trust Fund.....................................23
         5.7     Trustee's Dealings with Third Parties.................................................24
         5.8     Ancillary Trustee.....................................................................25

ARTICLE VI       FOR THE PROTECTION OF THE TRUSTEE.....................................................26
Section:
         6.1     Composition of Committee and Plan Administrators......................................26
         6.2     Evidence of Action by Company or Committee............................................26
         6.3     Communications........................................................................27
         6.4     Advice of Counsel or Plan Administrator...............................................27
         6.5     Miscellaneous.........................................................................27
         6.6     Fiduciary Responsibilities............................................................28

ARTICLE VII      TAXES, EXPENSES AND COMPENSATION OF TRUSTEE...........................................30
Section:
         7.1     Taxes and Expenses....................................................................30
         7.2     Compensation of the Trustee...........................................................30

ARTICLE VIII     SETTLEMENT OF ACCOUNTS; DETERMINATION OF INTERESTS
                 UNDER MASTER TRUST....................................................................31
Section:
         8.1     Settlement of Accounts of Trustee.....................................................31
         8.2     Determination of Rights and Benefits of Persons Claiming an Interest
                 in the Master Trust Fund; Enforcement of Master Trust Fund............................32



                                      (ii)

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ARTICLE IX       RESIGNATION, REMOVAL AND SUBSTITUTION OF
                 THE TRUSTEE...........................................................................33
Section:
         9.1     Resignation of Trustee................................................................33
         9.2     Removal of Trustee....................................................................33
         9.3     Appointment of Successor Trustee......................................................33
         9.4     Transfer of Master Trust Fund to Successor............................................33

ARTICLE X        DURATION AND TERMINATION OF MASTER TRUST;
                 AMENDMENT.............................................................................34
Section:
         10.1    Duration and Termination..............................................................34
         10.2    Distribution Upon Termination.........................................................34
         10.3    Loss of Qualification of a Participating Plan; Certain Withdrawals....................34
         10.4    Amendment.............................................................................35
         10.5    Acceptance or Rejection of Amendment by Affiliated Corporations.......................35

ARTICLE XI       MISCELLANEOUS.........................................................................36
Section:
         11.1    Governing Law; No Bond Required of Trustee............................................36
         11.2    Interest in Master Trust Fund; Assignment.............................................36
         11.3    Invalid Provisions....................................................................36
         11.4    Remedies..............................................................................36
         11.5    Prohibition of Diversion..............................................................36
         11.6    Headings for Convenience Only.........................................................36
         11.7    Successors and Assigns................................................................36



                                      (iii)

                         HOUSTON INDUSTRIES INCORPORATED
                             MASTER RETIREMENT TRUST

               (As Amended and Restated Effective January 1, 1999)

                          RELIANT ENERGY, INCORPORATED
                             MASTER RETIREMENT TRUST

                       (As Renamed Effective May 5, 1999)


        THIS TRUST AGREEMENT made and entered into as of the 1st day of January, 1999, by and between HOUSTON INDUSTRIES INCORPORATED (now known as Reliant Energy, Incorporated), a Texas corporation (the "Company"), and THE NORTHERN TRUST COMPANY, an Illinois corporation, as trustee;

                              W I T N E S S E T H:

        WHEREAS, by Agreement (the "1978 Trust Agreement") dated August 29, 1978 but effective as of October 1, 1978, between the Company and Texas Commerce Bank National Association (the "Prior Trustee"), the Company amended, restated and continued a trust established, effective July 1, 1953, in connection with the Retirement Plan for Employees of Houston Lighting & Power Company, as adopted by the Company effective July 1, 1953 (the "1953 Plan", said Plan as it presently exists in the form of the Houston Industries Incorporated Retirement Plan, amended and restated effective December 1, 1995 and as amended through the date hereof, being incorporated herein by reference as fully as if set out in full herein, together with any amendments thereto hereafter made); and

        WHEREAS, the Company amended and restated the 1978 Trust Agreement in the form of the Houston Industries Incorporated Master Retirement Trust, effective January 1, 1994 (the "1994 Trust Agreement"), to accommodate the consolidation with the KBLCOM Trust Agreement, as established effective January 1, 1991, and to provide for the investment and administration on a commingled basis, together with the assets of other defined benefit plans of the Company or such Affiliated Corporations; and

        WHEREAS, effective December 1, 1995, the Company amended and restated the 1953 Plan to provide for a retiree welfare benefits account pursuant to
Section 401(h) of the Internal Revenue Code of 1986, as amended (the "Code") and to make certain other changes therein (the "Prior Plan"); and

        WHEREAS, effective as of July 1, 1998, the Company appointed the Trustee to replace the Prior Trustee as trustee of the 1994 Trust Agreement and in connection therewith, the Company and Trustee amended, restated and continued the 1994 Trust Agreement in the form of the Houston Industries Incorporated Master Retirement Trust ("Prior Trust Agreement"); and

        WHEREAS, as a result of the merger by and among NorAm Energy Corp. ("NorAm"), Houston Industries Incorporated, Houston Lighting & Power Company and HI Merger Inc., NorAm became a wholly owned subsidiary of the Company and the Company assumed the sponsorship of the NorAm Energy Corp. Employees Retirement Plan (the "NorAm Plan") and the Minnegasco Division Employees' Pension Plan (the "Minnegasco Plan"), and adopted the NorAm Energy Corp. Master Retirement Trust (the "NorAm Trust") which held the assets of both the NorAm Plan and the Minnegasco Plan, and the Company assumed all duties, rights and responsibilities thereto as a party to the respective trust agreements in the place and stead of NorAm and the Minnegasco division of NorAm, as applicable, effective as of August 6, 1997.

        WHEREAS, effective as of January 1, 1999, the Company authorized and directed that the NorAm Plan and the Minnegasco Plan be consolidated with, merged into, and continued in the form of the Prior Plan, and the Prior Plan be amended, restated and continued in the form of the Reliant Energy, Incorporated Retirement Plan, in order to reflect the merger, implement a cash balance plan, and make certain other changes therein. In connection therewith, the Company authorized and directed effective as of January 1, 1999, that all assets held under the NorAm Trust be merged with and into the assets held under the Prior Trust Agreement, and the Prior Trust Agreement be amended, restated and continued in the form of the Houston Industries Incorporated Master Retirement Trust.

        WHEREAS, effective as of May 5, 1999, the name of the Company was changed to Reliant Energy, Incorporated and the trust was renamed the Reliant Energy, Incorporated Master Retirement Trust.

        NOW, THEREFORE, the Trustee accepts the trust created hereby and covenants that it will hold all property which it may receive hereunder, IN TRUST, upon the terms and conditions hereinafter stated; and the parties hereto agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

         1.1 Definitions: As used in the Master Trust, the following words and phrases shall have the following meanings unless the context clearly requires a different meaning:

                  AFFILIATED CORPORATION: Houston Industries Incorporated (renamed Reliant Energy, Incorporated effective May 5, 1999), a Texas corporation, and any corporation in which the shares owned or controlled directly or indirectly by Houston Industries Incorporated shall represent 50% or more of the voting power of the issued and outstanding capital stock of such corporation.

                  CODE: The Internal Revenue Code of 1986, as from time to time amended.

                  COMMITTEE: The Benefits Committee appointed by the Board of Directors of the Company, which shall serve as a "named fiduciary" hereunder and assist in the administration of the Master Trust Fund and whose duties also include the administration of the Plan.

                  COMPANY: Prior to May 5, 1999, Houston Industries Incorporated, a Texas corporation, and on and after May 5, 1999, Reliant Energy, Incorporated or a successor to Reliant Energy, Incorporated in the ownership of substantially all of its assets.

                  COMPANY STOCK: The common stock of the Company.

                  ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as from time to time amended.

                  GROUP TRUST(S): The Dietche & Field Investment Trust A, the Sarofim Trust Co. Employee Benefit Investment Trust, the Oechsle International Group Trust Fund for Employee Benefit Trusts, The Beutel Trust and The Accel Fund or any other common, collective, group or commingled trust selected by the Committee which is qualified under Code Section 401(a) and exempt from tax under Code Section 501(a).

                  INSURANCE CONTRACTS: The insurance and annuity contracts as provided in Section 5.2 hereof.

                  INVESTMENT MANAGER: The fiduciary or fiduciaries, if any, appointed hereunder by the Committee and meeting the definition set forth in Section 3(38) of ERISA.

                  MASTER TRUST: The Houston Industries Incorporated Master Retirement Trust, as amended and restated effective January 1, 1999, and as the same may hereafter be amended from time to time. Effective May 5, 1999, the Master Trust was renamed the Reliant Energy, Incorporated Master Retirement Trust.

                  MASTER TRUST FUND: The fund or funds to be established under the Master Trust and from which benefits under the Participating Plans are to be paid. Such fund shall consist of all assets, money and property, all investments made therewith and proceeds thereof and all earnings and profits thereon, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein.

                  PARTICIPANT: Each employee, former employee, spouse or beneficiary of an employee who is or was participating in the Plan in accordance with the terms thereof.

                  PARTICIPATING PLAN: An employee benefit plan which is maintained by the Company or an Affiliated Corporation and which participates hereunder pursuant to Section 2.2 and as listed in Exhibit A attached hereto.

                  PLAN: The Houston Industries Incorporated Retirement Plan, as amended and restated effective January 1, 1999, and as thereafter amended. Effective May 5, 1999, the Plan was renamed the Reliant Energy, Incorporated Retirement Plan.

                  PLAN ADMINISTRATOR: The person or persons, or committee whose duties include service as a "named fiduciary" hereunder and the authority to control and manage the operation and administration of each applicable Participating Plan.

                  PRIOR PLAN: The Houston Industries Incorporated Retirement Plan, as amended and restated effective December 1, 1995 and as thereafter amended.

                  PRIOR TRUST AGREEMENT: The trust agreement dated July 1, 1998 as thereafter amended, between the Company and the Trustee.

                  TRUSTEE: The Northern Trust Company, an Illinois corporation, and its successors, which shall carry out its duties hereunder as a "fiduciary" as provided in Section 3(21) of ERISA and shall have discretion and authority as set fort herein.

                  VALUATION DATE: The close of business on the last business day of each calendar month and any such other date or dates as the Committee may deem appropriate; provided, however, that any such interim valuation shall be exercised on a uniform and non-discriminatory basis.

         1.2 Construction: The masculine gender, where appearing in the Master Trust, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the words "here" shall mean and refer to the entire Master Trust, not to any particular provision or section. Article and Section headings are included for convenience of reference and are not intended to add to or subtract from the terms of the Master Trust.

                                   ARTICLE II

                        MASTER TRUST; PARTICIPATING PLANS

        2.1 Continuation of Master Trust: The Company hereby continues with the Trustee a Master Trust for the exclusive purposes of providing benefits to employees of the Company and the Affiliated Corporations, and to the beneficiaries of such employees, under each Participating Plan and defraying reasonable expenses of administering such Participating Plans. Each such Participating Plan, and each such Affiliated Corporation, as of the date hereof, is listed in Exhibit A attached hereto. The Master Trust shall consist of (a) such cash and other property held in trust by the Trustee under the Prior Trust Agreement at the close of business on December 31, 1998, (b) such cash and other property held in trust under the NorAm Energy Corp. Master Retirement Trust at the close of business on December 31, 1998, and which was transferred to this Master Trust, (c) such assets as may hereafter be transferred to the Trustee from any separate trust or other funding medium established under any Participating Plan and (d) such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee as a contribution in respect of any Participating Plan, together with the income and gains therefrom. All such assets, money and property, all investments made therewith and proceeds thereof and all earnings and profits thereon, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Master Trust Fund." The Master Trust shall be maintained at all times as a domestic trust in the United States.

        2.2 Participating Plans: An employee benefit plan which is not already a Participating Plan hereunder (as listed in Exhibit A attached hereto) may become a Participating Plan hereunder only if the Company has determined that all of the following requirements are met:

                  (a) The Company, any Affiliated Corporation or any combination thereof, has established the plan;

                  (b) The plan is a "defined benefit plan" as defined in Section 3(35) of ERISA;

                  (c) The plan (and any other trust all or a part of whose assets are to be transferred to the Master Trust) is qualified under
         Section 401(a) of the Code;

                  (d) The Master Trust is exempt from taxation under Code
         Section 501(a);

                  (e) The Master Trust has been adopted as a trust under the plan and as part of the plan by due corporate action of the Company or Affiliated Corporation which maintains the plan, the Committee has consented thereto and an instrument in the form attached hereto as Exhibit B has been executed by the Company or Affiliated Corporation and such Committee and delivered to the Trustee; and

                  (f) The Committee has notified the Trustee in writing of the adoption of the Master Trust as a trust under such plan and the Trustee has acknowledged thereto by execution of such instrument.

                                   ARTICLE III

                          GENERAL DUTIES OF THE PARTIES

         3.1      General Duties of the Company:

         A. The Company shall provide the Trustee with evidence acceptable to the Trustee that each Participating Plan (and any such other trust) has been duly adopted by the Company or Affiliated Corporation and has been determined to be qualified under Code Section 401(a).

         B. The Board of Directors of the Company shall appoint a Benefits Committee, consisting of at least three individuals, which shall be authorized under each Participating Plan to serve as a "named fiduciary" (within the meaning of Section 402(a)(2) of ERISA) of the Participating Plans to assist in the administration of the Master Trust as hereinafter provided. Each member of the Committee shall serve at the pleasure of the Board of Directors of the Company and the Company shall certify to the Trustee the names and specimen signatures of the members of the Committee serving from time to time hereunder. The Company shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Code Section
4975) arising from any act or omission of such member in connection with his duties and responsibilities under this Trust Agreement, except when the same is judicially determined to be due to the gross negligence and willful misconduct of such member.

        C. The Company shall from time to time certify to the Trustee the name(s) (and specimen signature(s)) of the Plan Administrator.

        3.2 Investment Guidelines; Contributions; Employee Records: From time to time the Committee shall communicate in writing to any Investment Manager who may be acting pursuant to Section 5.2 (and to the Trustee, if it is managing the investment of any of the assets of the Master Trust pursuant to such Section) the investment guidelines governing the portion of the assets of the Master Trust managed by such Investment Manager or the Trustee. The Company shall make, and shall cause the Affiliated Corporations to make, contributions to the Participating Plans as the same may be allowed in accordance with the Plan and applicable law and shall specify in writing to the Trustee the amount of such contributions allocable to each Participating Plan. The Company shall keep and shall cause the Affiliated Corporations to keep accurate books and records with respect to their respective employees, including, without limitation, records as to the periods of employment, compensation and ages of such employees.

        3.3 General Duties of Trustee: The Trustee shall hold all property received by it hereunder, which, together with the income and gains therefrom and additions thereto, and less payments and other distributions therefrom, shall constitute the Master Trust Fund. Except as otherwise hereinafter provided, the Trustee shall manage, invest and reinvest the Master Trust Fund, collect the income thereof, and make payments therefrom, all in accordance with the terms of this

Agreement. The Trustee shall be responsible only for the property actually received by it hereunder. It shall have no duty or authority to compute any amount to be paid to it by the Company, by any Affiliated Corporation or by any participant in any Participating Plan, or to bring any action or proceeding to enforce the collection from any such person of any contribution to the Master Trust in respect of any Participating Plan.

                                   ARTICLE IV

                        ACCOUNTS OF PARTICIPATING PLANS;
                       AUTHORITY OF COMPANY AND COMMITTEE

         4.1 Accounts of Participating Plans; Valuation: The Trustee shall maintain separate accounts reflecting the proportional share in the Master Trust Fund of each Participating Plan. The Trustee shall determine the value of the assets of the Master Trust Fund as of each Valuation Date. Each such valuation shall be made as promptly as practicable after the Valuation Date as of which it is made. Each contribution to and payment and distribution from the Master Fund shall be made as of the Valuation Date next preceding the date on which, as applicable, the Trustee receives such contribution or receives notice from the Company, the Committee or the appropriate Plan Administrator that such payment or distribution is to be made, on the basis of the valuation of the Master Trust Fund and of the proportional share of each Participating Plan in the Master Trust Fund as of such Valuation Date (taking into account the liabilities of the Master Trust Fund as of such Date). The assets in the Master Trust Fund shall be allocated on a pro rata basis reflecting the interest in the Master Trust Fund of each Participating Plan unless the Committee shall direct in writing that a separate account or accounts are to be created within the Master Trust Fund to hold assets allocable solely to a particular Participating Plan or Plans. If such an account is created, income, distributions and gains and losses with respect to the assets or group of assets held therein shall be attributable solely to the proportional share of such Participating Plan or Plans.

                  At the close of business on the Valuation Date, the Trustee shall render to the Committee a statement of account for the Master Trust Fund using its pricing services for each respective type of security. In the absence of a readily ascertainable value, the Trustee shall rely conclusively on the determination of any Investment Manager (or the Committee if it has responsibility for a portion of the Master Trust Fund) with respect to the fair market value of those assets allocated such Investment Manager (or the Committee), and the Trustee shall have no responsibility with respect to the determination of the fair market value of such assets. Notwithstanding any other provision of this Section, the Committee or its agent, in determining the equitable share in the Master Trust Fund of any Participating Plan, may rely upon the determination of the issuer of any insurance contract held as part of the Master Trust Fund with respect to the value of such contract and may rely upon the determination of any Investment Manager with respect to the value of any interest of the Master Trust in any common, collective, commingled or group trust fund maintained by such Investment Manager in which assets of the Master Trust are permitted to be invested by Section 5.5(j) of this Agreement.

                  Any Investment Manager or the Committee who may be acting pursuant to Section 5.2 (and the Trustee, if it is managing the investment of any assets of the Master Trust pursuant to such Section) may in its discretion transfer or direct the transfer to a liquidating account of any investment of the portion of the Master Trust under its management which it determines should be liquidated for the benefit of those Participating Plans whose assets are commingled in the Master Trust on the date of determination and whose equitable share in the Master Trust Fund on such date includes such investment. Any investment that has been transferred to a liquidating account shall be segregated and administered or realized upon solely for the benefit ratably of such

Participating Plans and shall be excluded in determining the equitable share in the Master Trust Fund of any Participating Plan thereafter.

                  Notwithstanding the foregoing requirements of this Section 4.1, the Committee may direct the Trustee to establish and maintain a "Welfare Benefits Account" or a "Post-Retirement Medical Benefit Account" within the Master Trust Fund for one or more Participating Plans (hereinafter referred to as a "Post-Retirement Medical Benefit Account"). Each such Post-Retirement Medical Benefit Account shall be maintained for the sole purpose of paying certain medical claims incurred by retired employees who are entitled to pension benefits under the related Participating Plan and their eligible dependents in accordance with Section 401(h) of the Code. The assets of each such Post-Retirement Medical Benefit Account shall be separately accounted for on the Trustee's books and records as a part of a particular Participating Plan but may be commingled and invested with other assets of the Master Trust Fund at the Committee's discretion. Additions to a Post-Retirement Medical Benefit Account may be contributions from the Company or an Affiliated Corporation or by the transfer(s) of assets from the portion of the related Participating Plan which is not accounted for on the Trustee's books and records as a Post-Retirement Medical Benefit Account, as directed by the Committee, which direction shall be in accordance with Section 420 of the Code. The Committee shall designate the contributions which are allocable to a Post-Retirement Medical Benefit Account and shall designate the portion of the assets attributable to a Participating Plan which is not accounted for on the Trustee's books and records as a Post-Retirement Medical Benefit Account that is to be transferred to the Post-Retirement Medical Benefit Account maintained within such Participating Plan. The Trustee shall make the payments from a Post-Retirement Medical Benefit Account at the written direction of the Committee, which direction shall be pursuant to the related Participating Plan document and in accordance with
Section 420 of the Code and other applicable law. Such direction may provide for the direct reimbursement of the Company or an Affiliated Corporation from the Participating Plan's Post-Retirement Medical Benefit Account for certain expenses the Company or an Affiliated Corporation has previously paid to provide post-retirement medical plan coverage to retired employees who are entitled to pension benefits under the related Participating Plan and their eligible dependents. Upon the Committee's determination that all liabilities for benefit payments under a Post-Retirement Medical Benefit Account have been satisfied, the Committee shall direct the Trustee in writing to remit any remaining amounts credited to such Account to the Company or one or more Affiliated Corporations, except to the extent that such remaining amounts are attributable to a transfer of assets from the portion of the Participating Plan which does not constitute a Post-Retirement Medical Benefit Account, in which event such remaining amounts shall be transferred back to such other portion of the Participating Plan.

         4.2 Exclusive Benefit of Employees Under Participating Plans: At no time prior to the satisfaction of all liabilities with respect to employees and their beneficiaries under any Participating Plan shall any part of the equitable share of such Participating Plan in the Master Trust Fund be used for, or diverted to, any purposes other than for the exclusive benefit of such employees and their beneficiaries or the payment of Participating Plan or Master Trust administrative expenses.

         4.3 Authority of Company and Committee: When the Master Trust is the trust under the plan of any Affiliated Corporation, such Affiliated Corporation shall be bound by the decisions, instructions, actions and directions of the Company, the Committee (or its representative), each Plan Administrator (or their designees), and each Investment Manager under this Agreement and the Trustee shall be indemnified by the Company and such Affiliated Corporation for expenses and liabilities incurred by relying upon such decisions, instructions, actions and directions, or in the event such expenses or liabilities were incurred by the Trustee due to the failure of such parties to carry out their responsibilities under the Plan and each Participating Plan. The Trustee shall not be required to give notice to or obtain the consent of any such Affiliated Corporation with respect to any action which is taken by the Trustee pursuant to this Agreement.

                                    ARTICLE V

                         INVESTMENT, ADMINISTRATION AND
                        DISBURSEMENT OF MASTER TRUST FUND

         5.1 Investment of Master Trust Fund: Except as provided elsewhere in this Agreement, the Master Trust Fund may be invested, in accordance with the procedures prescribed by Section 5.2, in any property, real, personal or mixed, wherever situated, and whether or not productive of income or consisting of wasting assets, including, without limitation, (i) common and preferred stocks, bonds, notes and debentures (including convertible stocks and securities but not including any stocks or securities of the Trustee or its affiliates), (ii) leaseholds, mortgages (including, without limitation, any collective or part interest in any bond and mortgage or note and mortgage), (iii) certificates of deposit, demand or time deposits (including any such deposit with any bank serving as trustee hereunder), (iv) shares of investment companies and mutual funds, (v) interests in partnerships, trusts and limited liability companies, insurance policies and contracts (including individual or group annuity contracts), (vi) oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized to invest trust funds by any law, or any rule of court, of any state and without regard to the proportion any such property may bear to the entire amount of the Master Trust Fund, and (vii) any common, collective, group or commingled trust fund, including but not limited to the Dietche & Field Investment Trust A, the Sarofim Trust Co. Employee Benefit Investment Trust, the Oechsle International Group Trust Fund for Employee Benefit Trusts, The Beutel Trust and The Accel Fund and the Trustee may cause the assets of the Master Trust Fund to be invested as part of the funds created pursuant to the agreements of trust establishing the Dietche & Field Investment Trust A, the Sarofim Trust Co. Employee Benefit Investment Trust, the Oechsle International Group Trust Fund for Employee Benefit Trusts, The Beutel Trust and The Accel Fund or any other common, collective, group or commingled trust for the commingled, collective and common investment of assets of eligible participating trusts, subject to all of the provisions of said agreements of trust, such agreements of trust being herein incorporated by this reference as fully as if set forth herein; provided, however, that (i) investments shall be so diversified as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so, in the sole judgment of the person who is directing the investment of the Master Trust Fund under the provisions of Section 5.2, or in the sole judgment of the Trustee if it is managing the Master Trust Fund under such provisions and (ii) investments shall at all times be subject to the limitations set forth in the next following paragraph.

                  The Committee shall not direct the Trustee to invest any assets of the Master Trust Fund in any Company security which is not a "qualifying Company security" nor in any Company real property which is not "qualifying Company real property." Moreover, the Committee shall not direct the Trustee to acquire any "qualifying Company securities" and/or "qualifying Company real property" as an investment if such acquisition will result in the Master Trust Fund holding more than 10% of the then fair market value of the assets of the Master Trust Fund in "qualifying Company securities" and/or "qualifying Company real property." For purposes of this paragraph, the term "qualifying Company securities" means stock or marketable obligations of the Company or an Affiliated Corporation, as defined in Section 407 of ERISA. The term "qualifying Company real property" means parcels of real property leased to the Company or an Affiliated Corporation if a substantial number of the parcels are disbursed geographically and if each parcel is suitable for or adaptable to more than one use, as defined in Section 407 of ERISA.

                  The Committee shall have the sole investment responsibility with respect to retention, sale, purchase or voting of any Company Stock which has not been allocated to an Investment Manager. The Trustee shall have custody of such Company Stock and shall act with respect thereto only as directed by the Committee. The Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote any such Company Stock. With respect to such Company Stock, the Committee shall have the investment power granted to the Trustee by Section 5.5 as limited by 4.2 and 5.1 of this Agreement, as if all references therein to the Trustee referred to the Committee.

                  To the extent that any portion of the Master Trust Fund is invested in mutual fund shares or bank commingled funds, the Committee shall initially select funds to be invested in and shall be responsible for retaining the availability of or terminating the availability of such funds. To the extent the Trustee is required to enter into a custody agreement with the sponsor of a bank commingled fund or such other type of fund, the Committee shall direct the Trustee to enter into such agreement.

                  With the prior approval of the Committee, the Trustee or the person directing the investment of a portion or all of the Master Trust Fund may utilize investment practices and techniques which include but are not limited to
(i) securities lending, (ii) investments in futures contracts, forwards contracts and options, (iii) swap agreements and (iv) indexed securities in which value is linked to currencies, interest rates, commodities indices or other financial indicators.

                  With regard to the lending of securities, the Committee may direct the Trustee as fiduciary to lend securities of the Trust Fund held by the Trustee by entering into a written agreement with the Trustee. The terms of the agreement between the Committee and the Trustee shall be consistent with Department of Labor Prohibited Transaction Exemption 81-6 or any successor exemption. The written agreement between the Committee and the Trustee shall direct the Trustee to enter into a loan agreement with a borrower or borrowers.

                  The Trustee shall transfer securities to the borrower and invest or hold on behalf of the Trust Fund the collateral received in exchange for the securities. Notwithstanding anything in this agreement to the contrary, the borrower shall have the authority and responsibility to vote securities it has borrowed. The Trustee shall maintain a record of the market value of the loaned securities and shall be paid reasonable compensation as agreed to by the Trustee and the Committee.

                  With regard to investments in futures, the Committee may direct the Trustee to: (i) enter into such agreements as are necessary to implement investment in futures contracts and options on futures contracts; (ii) transfer initial margin to a futures commission merchant or third party safekeeping bank pursuant to directions from an Investment Manager and (iii) pay or demand margin in accordance with industry practice to or from such futures commission merchant based on daily mark to market calculations. The Trustee shall have no investment or custodial responsibility with respect to assets transferred to a futures commission merchant or third party safekeeping bank.

                  Any property at any time received by the Trustee may be retained in the Master Trust Fund. To the extent that the Trustee is managing the Master Trust Fund under the provisions of Section 5.2, the Trustee may invest and reinvest all or any portion of the Master Trust Fund collectively with funds of other pension and profit-sharing trusts exempt from tax under
Section 501(a) of the Code by reason of qualifying under Section 401(a) of said Code either in obligations selected by the Trustee or by investment collectively through the medium of any common, collective or commingled trust fund which has been or hereafter may be established by the Trustee or by any other bank in the United States, the instrument or instruments establishing such trust fund or funds, as amended from time to time, being made a part of this Agreement so long as any portion of the Master Trust Fund shall be invested through the medium thereof.

                  With respect to any portion of the Master Trust Fund which is under the management of an Investment Manager or the Committee and except as otherwise provided in paragraph three of this section regarding the lending of securities, the Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote other than as directed by an Investment Manager or the Committee, any assets of the Trust Fund allocated to an Investment Manager or the Committee in accordance with Section 5.2, except that if the Trustee shall not have received contrary instructions from the Investment Manager or the Committee, the Trustee shall invest for short term purposes any cash consisting of U.S. dollars, for which an Investment Manager or the Committee has investment responsibility, in its custody in the short-term collective investment fund maintained by the Trustee. For currencies other than U.S. dollars, the Trustee shall invest cash for which an Investment Manager or the Committee has investment responsibility as directed by the Investment Manager or the Committee with respect to those assets of the Master Trust Fund for which the Investment Manager or the Committee has investment responsibility and such investments may include an interest bearing account of a foreign custodian.

         5.2 Direction of Investment: The Committee shall from time to time specify by written notice to the Trustee whether the investment of the Master Trust Fund (other than the portion thereof consisting of Insurance Contracts), in the manner provided in Section 5.1, shall be managed solely by the Trustee, or shall be directed by one or more Investment Managers, or whether both the Trustee and one or more Investment Managers are to participate in investment management and if so how the investment responsibility is to be divided with respect to assets. In the event that the Committee shall fail to specify pursuant to this Section 5.2 the person or persons who are to manage the investment of the Master Trust Fund or any portion or portions thereof (other than the portion or portions consisting of Insurance Contracts) the Trustee shall manage the Master Trust Fund or such portion or portions pursuant to the investment guidelines established by the Committee given in the exercise of that Committee's responsibility.

                  Any Investment Manager appointed to manage the investment of a part (or all) of the Master Trust Fund (other than the portion or portions thereof consisting of Insurance Contracts) shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940 or under the laws of any state, (ii) be a bank, as defined in that Act or under the laws of any state, or (iii) be an insurance company qualified to perform investment management services under the laws of more than one State. If investment of the Master Trust Fund (other than the portion or portions thereof consisting of Insurance Contracts) is to be directed in whole or in part by an Investment Manager, the Trustee shall be given copies of the instruments appointing the Investment Manager and evidencing his acceptance of such appointment and acknowledgment that he is a fiduciary of each Participating Plan, and a certificate evidencing the Investment Manager's registration under said Act or status as a bank or insurance company described in the next preceding sentence. The Trustee may continue to rely upon such instruments and certificate until otherwise notified in writing by the Committee.

                  The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the portion or portions of the Master Trust Fund as shall be under management by the Investment Manager, and shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for acting without question on the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee participated knowingly in or knowingly undertook to conceal an act or omission of an Investment Manager knowing such act or omission to be a breach of fiduciary responsibility. The processing of investment orders by the Trustee pursuant to the direction of an Investment Manager shall not constitute participating knowingly.

                  The Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker, and in order to facilitate such transaction the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be. All notifications concerning investments made by the Investment Manager shall be signed by such person or persons, acting on behalf of the Investment Manager as may be duly authorized in writing; provided, however, that the transmission to the Trustee of such notifications by photostatic teletransmission with duplicate or facsimile signature or signatures shall be considered a delivery in writing of the aforesaid notifications until the Trustee is notified in writing by the Investment Manager that the use of such devices with duplicate or facsimile signatures is no longer authorized. The Trustee shall be entitled to rely upon such directions which it receives by such means if so authorized by the Investment Manager and shall in no way be responsible for the consequences of any unauthorized use of such device which was not, in fact, known by the Trustee at the time to be unauthorized. The Trustee shall, as promptly as possible, comply with any written directions given by the Investment Manager hereunder, and, where such directions are given by photostatic teletransmission with facsimile signature or signatures, the Trustee shall be entitled to presume any directions so given are fully authorized.

                  In the event that an Investment Manager should resign or be removed by the Committee, the Trustee shall, upon receiving written notice of such resignation or removal, manage, pursuant to Section 5.1, the investment of the portion of the Master Trust Fund under management by such Investment Manager at the time of its resignation or removal, unless and until it shall be notified of the appointment of another Investment Manager as provided in this Section 5.2, for such portion of the Master Trust Fund.

                  At any time and from time to time, the Committee may direct the Trustee to transfer a specified portion or all of the Trust Fund as it shall deem advisable to the trustees of the Dietche & Field Investment Trust A, the Sarofim Trust Co. Employee Benefit Investment Trust, the Oechsle International Group Trust Fund for Employee Benefit Trusts, The Beutel Trust and The Accel Fund or any other common, collective, group or commingled trust described in
Section 5.1 (which trusts are hereinafter collectively called the "Group Trusts"), if and only if a Group Trust is qualified under Code Section 401(a) and exempt from tax under Code Section 501(a), and is maintained as a medium for the commingled, collective and common investment of assets of eligible participating trusts; and the Committee may direct the Trustee to withdraw all or any part of the Trust Fund so transferred. The terms and provisions of the agreements of trust establishing the Dietche & Field Investment Trust A, the Sarofim Trust Co. Employee Benefit Investment Trust, the Oechsle Inter national Group Trust Fund for Employee Benefit Trusts, The Beutel Trust and The Accel Fund and the provisions of any amendments thereto, are hereby incorporated herein by reference and shall be deemed a part of this Trust Agreement so long as any portion of the Trust Fund shall be invested through the medium thereof. The Trustee shall make any such transfer or withdrawal of all or any part of the Trust Fund only upon the express direction of the Committee. The Trustee shall be under no duty or obligation to review any investment acquired, held or disposed of by the trustees of a Group Trust pursuant to the provisions thereof, nor shall the Trustee be under a duty or obligation to review any investment acquired, held or disposed of by the duly appointed trustees of any Group Trust pursuant to the provisions establishing said Group Trust, and said trustees shall have all fiduciary powers, responsibilities and liabilities arising under this Trust Agreement with respect to the portion of the Trust Fund transferred to them pursuant to the Committee's directions to be held under the terms and provisions of the Group Trust. The Company shall indemnify and hold harmless the Trustee from any and all claims, losses, damages, expenses (including counsel fees approved by the Trustee) and liabilities (including any amounts paid in settlement with the Trustee's approval but excluding any excise tax assessed against the Trustee under Code Section 4975) arising from any act or omission of the trustees of a Group Trust in connection with their duties and responsibilities under this Trust Agreement with respect to the portion of Trust Fund transferred to them, except to any extent prohibited under ERISA.

                  The Trustee shall have custody of and custodial responsibility for all assets of the Master Trust Fund except as otherwise provided in this agreement or as follows:

                  (a) The subtrustee of a subtrust shall have custody of and custodial responsibility for any portion of the Master Trust Fund for which investment responsibility has been allocated to it by the Committee;

                  (b) The trustee of a collective or group trust fund (including without limitation an Investment Manager or its bank affiliate) shall have custody of and custodial responsibility for any portion of the Master Trust Fund for which investment responsibility has been allocated to it by the Committee and has been invested in such collective or group trust fund; and

                  (c) The Committee may direct in writing that the custody of additional assets of the Master Trust Fund (other than those referred to in paragraphs (a) and (b) immediately preceding this paragraph (c)) be maintained with one or more persons or entities designated by the Committee to maintain custody of assets of a portion of the Master Trust Fund (a "Custodial Agent"). In such event, the Committee shall approve, and direct the Trustee to enter into, a custody agreement with the Custodial Agent (which custody agreement may authorize the Custodial Agent to maintain custody of such assets with one or more subagents, including a broker or dealer registered under the Securities Exchange Act of 1934 or a nominee of such broker or dealer). The Custodial Agent shall have custodial responsibility for any assets maintained with the Custodial Agent or its subagents pursuant to the custody agreement. Notwithstanding any other provision of this agreement, the Company (which has the authority to do so under the laws of the state of Texas) agrees to indemnify the Trustee from any liability, loss and expense, including legal fees and expenses, which the Trustee may sustain by reason of acting in accordance with any directions of the Committee pursuant to this paragraph (c). This paragraph shall survive the termination of this agreement.

         5.3 Insurance or Annuity Contracts: With respect to the investment of the Master Trust Fund in Insurance Contracts, the Committee shall direct the Trustee in the exercise of the powers set forth in Section 5.2 and the Trustee shall exercise such powers in the manner directed in writing by the Committee. It shall be the duty of the Trustee to act strictly in accordance with each direction of the Committee relating to the investment of the Master Trust Fund in Insurance Contracts and the Trustee shall not have any duty to question any such direction. The Trustee shall not have any duty to review any such Insurance Contracts held in the Master Trust Fund pursuant to such direction, or to make suggestions to the Committee with respect to the exercise or non-exercise of any of the said powers. The Trustee shall be under no liability for any loss of any kind which may result by reason of any action taken by it in accordance with any direction of the Committee or by reason of its failure to exercise any of the said powers in respect of such Insurance Contracts because of the failure of the Committee to give such direction, unless the Trustee knows that by following such direction it will be participating in a breach of fiduciary duty by the Committee. The processing of investment orders or other ministerial tasks taken by the Trustee pursuant to the direction of the Committee shall not constitute knowledge.

                  (a) The Trustee, upon written direction of the Committee, shall pay from the Master Trust Fund such sums to such insurance company or companies or other financial institutions (collectively referred to as an "insurance company") as the Committee or the appropriate Plan Administrator may direct for the purpose of procuring individual or group annuity contracts and/or policies or contracts of life insurance (hereinafter in this Section 5.3 referred to as "Contracts"). The Committee shall prepare, or cause to be prepared in such form as it shall prescribe, the application for any Contract to be applied for under any or all of the Participating

         Plans and this Master Trust and the Trustee shall execute such application. The Trustee shall receive and hold in the Master Trust Fund, subject to the provisions hereinafter set forth in this Section, all Contracts obtained pursuant to the Participating Plans.

                  (b) The Trustee shall be the complete and absolute owner of Contracts held in the Master Trust Fund and, upon written direction of the Committee, shall have power, without the consent of any other person, to collect and receive all dividends or other payments of any kind payable with respect to any Contract held in the Master Trust Fund or to leave the same with the issuing insurance company; to convert from one form to another any Contract held in the Master Trust Fund; to change the person or persons designated in any Contract to receive the proceeds; to designate any mode of settlement of the proceeds of any Contract held in the Master Trust Fund; to sell or assign any Contract held in the Master Trust Fund; to surrender for cash any Contract held in the Master Trust Fund; to borrow sums of money from the issuing insurance company upon any Contract or Contracts issued by it and held in the Master Trust Fund, provided that the Trustee shall borrow such sums only in respect of all Contracts for the time being held in the Master Trust Fund and upon a uniform basis; to agree with the insurance company issuing any Contract to any release, reduction, modification or amendment thereof; and, without limitation of any of the foregoing, to exercise any and all of the rights, options or privileges that belong to the absolute owner of any Contract held in the Master Trust Fund or that are granted by the terms of any such Contract or by the terms of this Agreement. The Trustee shall have no discretion with respect to the exercise of any of the foregoing powers or to take any other action permitted by any Contract held in the Master Trust Fund, but shall exercise such powers or take such action only upon the written direction of the Committee; the Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such direction. The Trustee, upon the written direction of the Committee, shall deliver any Contract held in the Master Trust Fund to such person or persons as may be specified in the direction.

                  (c) The Trustee shall hold in the Master Trust Fund the proceeds of any sale, assignment or surrender of any Contract held in the Master Trust Fund and any and all dividends and other payments of any kind received in respect to any Contract held in the Master Trust Fund, and shall distribute and/or allocate such proceeds in accordance with the directions of the Committee.

                  (d) If the Trustee shall have borrowed any sums of money upon any Contract held in the Master Trust Fund, it shall have no duty to repay any part of the money so borrowed, notwithstanding the fact that thereafter it may have sufficient funds to make such repayment, unless and until it shall have received written direction from the Committee to make the repayment.

                  (e) Upon the written direction of the Committee, the Trustee shall pay from the Master Trust Fund premiums, assessments, dues, charges and interest, if any, upon any Contract held in the Master Trust Fund. The Trustee shall have no duty to make any such payment unless and until it shall have received such direction. The written direction of the Committee to pay the premiums becoming due on any Contract specified in the direction shall be sufficient authority for the Trustee to pay any and all bills presented to it for premiums or the amount specified in any premium notice received from the insurance company issuing the Contract, and for such purposes the Trustee may use any money held by it as part of the Master Trust Fund at the time the payment is due, unless the Committee shall have directed that such money shall not be used for such purpose.

                  (f) Upon the direction of the Committee, the Trustee shall have power to execute all necessary receipts and releases to any insurance company issuing any Contract or Contracts held in the Master Trust Fund, and, upon written advice from the Committee that the proceeds of any Contract held in the Master Trust Fund have become payable, shall make reasonable efforts to collect such sums as may appear to be due; but the Trustee shall have no duty to begin or maintain any action, suit or legal proceeding to collect the proceeds of any Contract unless it is in possession of funds sufficient for the purpose or unless it has been indemnified to its satisfaction for its counsel fees, costs, disbursements and all other expenses and liabilities to which it in its judgment may be subjected by beginning or maintaining the action, suit or other legal proceeding. The Trustee may use the proceeds of any Contract held in the Master Trust Fund to defray the expenses incurred in connection with enforcing payment of that Contract. The Trustee shall have power, with the written approval of the Committee, to compromise and adjust claims arising out of any Contract held in the Master Trust Fund upon such terms and conditions as it may deem just, and the discretion of the Trustee shall be binding and conclusive upon all persons interested in the Master Trust Fund.

                  (g) Any insurance company may deal with the Trustee as sole owner of any Contract issued by it and held in the Master Trust Fund, without inquiry as to the authority of the Trustee to act, and may accept and rely upon any written notice, instruction, direction, certificate or other communication from the Trustee believed by it to be genuine and to be signed by an officer of the Trustee. No insurance company shall be required to look into the terms of this Agreement, or to question any action of the Trustee or to see that any action of the Trustee is authorized by the terms of this Agreement.

                  (h) The Trustee shall follow directions of the Committee concerning the exercise or non-exercise of any powers or options concerning any Contract held in the Master Trust Fund. Notwithstanding any other provision of this Agreement to the contrary, the Company hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee by reason of its acting on any direction from the Committee or failing to act in the absence of any such direction with respect to any Contract or the acquisition of any Contract or exercise of any right of option thereunder.

         5.4 Voting of Securities: The Committee or its agent authorized to act for the Committee pursuant to Section 6.2 herein shall have the power in its discretion to exercise all voting rights with respect to any investment held in the Master Trust Fund and to grant proxies, discretionary or otherwise, with respect thereto, except that (a) at any time when an Investment Manager shall be acting as provided in Section 5.2, the Investment Manager shall exercise its discretion with respect to voting any securities under its management and shall exercise all voting rights with respect thereto, (b) the Committee, as provided in Section 5.1, shall have the sole responsibility with respect to the voting of any Company Stock which has not been allocated to an Investment Manager and (c) at any time when the securities are loaned as provided in Section 5.1, the borrower shall have the authority and responsibility to vote securities it has borrowed.

         5.5 Powers of Trustee: Except as provided elsewhere in this Agreement, the Trustee shall have the power to:

                  (a) Manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides;

                  (b) Participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any property held in the Master Trust Fund, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any person or corporation;

                  (c) Deposit any property with any protective, reorganization or similar committee; and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

                  (d) Exercise conversion and subscription rights pertaining to any property held in the Master Trust Fund;

                  (e) Extend the time of payment of any obligation held in the Master Trust Fund;

                  (f) Enter into stand-by agreements for future investment, either with or without a stand-by fee;

                  (g) Temporarily, hold any part of the assets in cash, without liability for interest, pending investment thereof or the payment of expenses or making of distributions therewith, notwithstanding the Trustee's receipt of "float" from such uninvested cash;

                  (h) Invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code Section 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate as defined in Code Section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency;

                  (i) For the purposes of the Trust and with the prior approval of the Committee, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property in its possession; provided, however, that the amount or amounts of such loans shall not exceed in the aggregate 10% of the market value of the Master Trust Fund as of the date of the borrowing, and further provided that no such loan or advance shall be made by the Trustee hereunder other than temporary advances to the Master Trust Fund, on a cash or overdraft basis, on which no interest is payable; and

                  (j) If an Investment Manager directing investment under
         Section 5.2 is a bank, as defined in the Investment Advisers Act of 1940, to transfer to such Investment Manager all or any specified assets in that part of the Master Trust Fund which is subject to such Investment Manager's direction, for investment by such Investment Manager through the medium of any common, collective, commingled or group trust fund maintained by it which consists solely of assets of trusts qualified under Code Section 401(a) and which is exempt from tax under Code Section 501(a), whereupon the instrument establishing such common, collective, commingled or group trust fund, as amended from time to time, shall constitute a part of each Participating Plan the assets of which are included in such part of the trust fund as long as any portion of such assets shall be invested through the medium of such common, collective, commingled or group trust fund.

                  (k) Notwithstanding any provision of this Article V to the contrary, the Committee may authorize the Trustee to exercise in its sole discretion the powers relating to the lending of securities (and such other powers as may be incidental thereto) with respect to securities or other property held in the Master Trust Fund and designated to be subject to the discretion of the Trustee or an Investment Manager as otherwise provided hereunder ("Subject Account"). If the Subject Account is otherwise subject to the discretion of an Investment Manager, such Investment Manager shall retain investment authority over such account other than the exercise or direction of the powers relating to the lending of securities vested in the Trustee, and, subject to the requirements of ERISA, shall not be responsible for any act or omission of the Trustee.

                  (l) The Trustee shall have the power in its discretion:

                           (i) To cause any investment to be registered and held
                  in its own name, in the name of a nominee, in the name of a nominee of any system for the centralized handling of securities, or in book-entry or bearer form (provided, however, that the Trustee's books and records shall at all times show that all such investments are a part of the Master Trust Fund);

                           (ii) To collect and receive any and all money and
                  other property due to the Master Trust Fund and to give full discharge therefor;

                           (iii) To settle, compromise or submit to arbitration
                  any claims, debts or damages due or owing to or from the Master Trust; to commence or defend suits or legal proceedings to protect any interest of the Master Trust; and to represent the Master Trust in all suits or legal proceedings in any court or before any other body or tribunal;

                           (iv) To organize under the laws of any state a
                  corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this Agreement;

                           (v) To manage, operate, repair, improve, develop,
                  preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provision for amortization of the investment in or depreciation of the value of such property; and

                           (vi) Generally to do all acts, whether or not
                  expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Master Trust Fund.

         5.6 Payments and Distributions from Master Trust Fund: The Trustee shall make such payments and distributions from the Master Trust Fund at such time or times and to such person or persons, including a paying agent or agents designated by the Committee or by a Plan Administrator as paying agent, as the Committee shall direct in writing (or as a Plan Administrator of a Participating Plan shall direct, with respect to the equitable share of such Plan in the Master Trust Fund), provided, however, (i) that disbursements for ordinary transaction costs associated with effecting the investment of transactions of the Master Trust Fund need not be authorized by the Committee and (ii) that no payment or distribution in respect of a Participating Plan shall exceed the equitable share in the Master Trust Fund of such Participating Plan on the date such payment or distribution is made. Any cash or property so paid or delivered to any such paying agent shall be held in trust by such payee until disbursed in accordance with the Participating Plan with respect to which the payment or distribution is made. Upon written direction by the Committee, the Trustee shall transfer and deliver such part of the equitable share of a Participating Plan or Plans in the Master Trust Fund as may be specified in such direction to any other trust established for the purpose of funding benefits under such Participating Plan or Plans or under any other plan, qualifying under Code Section 401 established for the benefit of participants in such Participating Plan or Plans or their beneficiaries by the Company, any Affiliated Corporation or any successor or transferee of the Company or such Affiliated Corporation; provided such transfer shall be in conformity with the requirements of Federal law. Any written direction of the Committee or of a Plan Administrator shall constitute a certification that the distribution or payment so directed is one which the Committee or Plan Administrator, as the case may be, is authorized to direct and the Trustee shall not be responsible for the adequacy of the equitable share of any Participating Plan to meet and discharge such distribution or payment.

                  The Trustee may make any distribution or payment required to be made by it hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or, if no such address shall have been so furnished, to such person in care of the Company or the Committee or the appropriate Plan Administrator, or (if so directed by the Committee or the appropriate Plan Administrator) by crediting the account of such person or by transferring funds to such person's account by bank wire or transfer. If a payment or distribution from the Trust is not claimed, the Trustee shall promptly notify the Committee thereof and thereafter handle such payment in accordance with the subsequent direction of the Committee.

                  In the event that the Trustee is negligent in making any distribution or payment hereunder and such negligence results in the making of such distribution or payment in excess of the amount instructed by the Committee or, in the case of a payment or distribution instructed by a Plan Administrator, in excess of the amount instructed by the Plan Administrator, it shall be the duty and the responsibility of the Trustee to pursue any action or proceeding necessary, including the payment of all attorney fees and related fees and expenses, to recover any such excess amounts. If the Trustee fails to recover such amounts, the Trustee shall be solely responsible for the reimbursement of the Master Trust Fund for such amounts to include reasonable interest thereon.

         5.7 Trustee's Dealings with Third Parties: Any corporation, transfer agent or other third party dealing with the Trustee shall not make, nor be required by any person to make, any inquiry whether the Trustee has authority to take or omit any action under this Trust Agreement or whether the Committee or a Plan Administrator has instructed the Trustee to take or omit any such action, but shall be fully protected in relying upon the certificate of the Trustee that it has authority to take or omit such proposed action. The seal of the Trustee affixed to any instrument executed by it shall constitute the Trustee's certificate that it is authorized as Trustee hereunder to execute such instrument and proceed as may be provided for therein. No third party shall be required to follow the application by the Trustee of any money or property which may be paid or transferred to it.

         5.8 Ancillary Trustee: If at any time the Master Trust Fund shall consist in whole or in part of assets located in a jurisdiction in which the Trustee is not authorized to act, the Trustee may appoint an individual or corporation in such jurisdiction as ancillary trustee and may confer upon such ancillary trustee, power to act solely with reference to such assets, and such ancillary trustee shall remit all net income or proceeds from the sale of such assets to the Trustee. The Trustee may pay such ancillary trustee reasonable compensation and may absolve it from any requirement that it furnish bond or other security unless otherwise required by law.

                                   ARTICLE VI

                        FOR THE PROTECTION OF THE TRUSTEE

         6.1 Composition of Committee and Plan Administrators: The Plan and each Participating Plan, if any, shall be administered by the applicable Plan Administrator, and the Trustee shall not be responsible in any respect for such administration. The Company shall indemnify and hold harmless each member of the Committee, or, in the case of a Participating Plan, any Plan Administrator, from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Code Section
4975) arising from any act or omission of such member in connection with his duties and responsibilities under this Trust Agreement, except when the same is judicially determined to be due to the gross negligence and willful misconduct of such member. The foregoing right of indemnification shall be in addition to any rights to which any member of the Committee, or, in the case of a Participating Plan, any Plan Administrator, may otherwise be entitled as a matter of law. When any member of the Committee, or, in the case of a Participating Plan, any Plan Administrator, shall cease to act, the Company shall promptly give written notice to that effect to the Trustee, but until such notice is received by the Trustee it shall be fully protected in continuing to rely upon the authority of such persons. If the full number of members of the Committee, as provided under the Plan, or the full number of members of a Plan Administrator provided for in a Participating Plan shall not at any time have been designated, the remaining member or members acting at such time shall be deemed to have all of the powers and duties of the Committee or such Plan Administrator; or, if at any time there is no member of the Committee or of a Plan Administrator, the Board of Directors of the Company or of such Affiliated Corporation shall be deemed to be the Committee or such Plan Administrator, as applicable.

         6.2 Evidence of Action by Company or Committee: The Committee and each Plan Administrator, respectively, shall certify to the Trustee the name or names of any person or persons authorized to act for the Committee or for such Plan Administrator. Until the Committee or the appropriate Plan Administrator notifies the Trustee that any such person is no longer authorized to act for the Committee or for such Plan Administrator, the Trustee may continue to rely on the authority of such person. The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Committee or on behalf of a Plan Administrator which the Trustee believes to have been signed by the Committee or by a Plan Administrator or the person or persons authorized to act for the Committee or for a Plan Administrator.

                  Any action required by any provision of this Agreement to be taken by the Board of Directors of the Company or of an Affiliated Corporation shall be evidenced by a resolution of its Board of Directors, certified to the Trustee over the signature of its Secretary or Assistant Secretary, and the Trustee may rely upon, and shall be fully protected in acting in accordance with, such resolution so certified to it. Unless other evidence with respect thereto has been expressly prescribed in this Agreement, any other action of the Company or of an Affiliated Corporation under any provision of this Agreement, including any approval of, or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an officer of the Company or of an Affiliated Corporation, as the case may be, and the Trustee shall be fully protected in relying upon such certificate.

                  Any action by the Trustee pursuant to any of the provisions of this Agreement shall be sufficiently evidenced by a certification of one of its Vice Presidents, Assistant Vice Presidents or other appropriate Trust Officers, and the Company, each Affiliated Corporation which has adopted this Master Trust, each Plan Administrator, the Committee and all other persons in interest may rely upon, and shall be fully protected in acting in accordance with, such certification.

         6.3 Communications: Communications to the Trustee shall be addressed to it at 50 LaSalle Street, Chicago, Illinois, 60675. Communications to the Committee, each Plan Administrator, the Company or any Affiliated Corporation shall be addressed to it at 1111 Louisiana, Houston, Texas 77002, with a copy to the Benefits Committee, attention: Secretary, P.O. Box 61867, Houston, Texas 77208, unless the Trustee, the Committee, the appropriate Plan Administrator, the Company or any Affiliated Corporation, respectively, shall request that communications be sent to another address. No communication shall be binding upon the Master Trust Fund or the Trustee, or upon the Committee, any Plan Administrator, the Company or any Affiliated Corporation until it is received by the Trustee, the Committee, the appropriate Plan Administrator, the Company or the appropriate Affiliated Corporation, as the case may be.

         6.4 Advice of Counsel or Plan Administrator: The Trustee may consult with any legal counsel, including counsel to the Company, the Committee or a Plan Administrator, with respect to the construction of this Trust Agreement, its duties hereunder, or any act which it proposes to take or omit.

         6.5 Miscellaneous: The Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee, to the extent that it has investment discretion, shall not be liable for any loss sustained by the Master Trust Fund by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Trust Agreement and of any applicable Federal law.

                  The Trustee's duties and obligations shall be limited to those expressly imposed upon it by this Master Trust, notwithstanding any reference to the Participating Plans.

                  The Company, any Affiliated Corporation, the Committee or any Plan Administrator, or all of them, at any time may employ as agent (to perform any act, keep any records or accounts, or make any computations required of the Company, an Affiliated Corporation, the Committee or any Plan Administrator by this Trust Agreement or any Participating Plan) the corporation serving as Trustee hereunder. Nothing done by said corporation as such agent shall affect its responsibility or liability as Trustee hereunder.

         6.6 Fiduciary Responsibilities:

         A. The Trustee, the Investment Managers, if any, the members of the Committee and each Plan Administrator shall discharge their duties with respect to the Master Trust solely in the interest of the participants in the respective Participating Plans and their beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         B. No "fiduciary" (as such term is defined in Section 3(21) of ERISA, or any successor statutory provision) under this Trust Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Trust Agreement or pursuant to a procedure established in this Trust Agreement except to the extent that:

                  (i) such fiduciary participated knowingly in, or knowingly undertook to conceal, an act or omission of such other person, knowing such act or omission to be a breach of fiduciary responsibility;

                  (ii) such fiduciary, by his failure to comply with Section 404(a)(1) of ERISA (or any successor statutory provision) in the administration of his specific responsibilities which give rise to his status as a fiduciary, has enabled such other person to commit a breach of fiduciary responsibility;

                  (iii) such fiduciary has knowledge of a breach of fiduciary responsibility by such other person, unless he makes reasonable efforts under the circumstances to remedy the breach; or

                  (iv) such fiduciary is a "named fiduciary" (as such term is defined in Section 402(a)(2) of ERISA, or any successor statutory provision) and has violated his duties under Section 404(a)(1) of ERISA (or any successor statutory provision):

                           (a) with respect to the allocation of fiduciary
                  responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Trust Agreement;

                           (b) with respect to the establishment or
                  implementation of procedures for allocating fiduciary responsibilities among named fiduciaries or for designating persons other than named fiduciaries to carry out fiduciary responsibilities under this Trust Agreement; or

                           (c) in continuing the allocation of fiduciary
                  responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Trust Agreement.

         C. In the event that the Company incurs any liability, loss, claim, suit or expense (including reasonable attorneys' fees) in connection with or arising out of the negligent, intentionally tortious, fraudulent or criminal act of the Trustee in carrying out its responsibilities under this agreement, the Trustee shall indemnify and hold the Company harmless from and against any such direct liability, loss, claim, suit or expense. Notwithstanding the above, nothing contained in this Section 6.6C. shall limit the Trustee's right to indemnification under Section 5.2(c) of this agreement or require the Trustee to indemnify the Company for any action or inaction pursuant to Section 5.2(c) of this agreement.

                                   ARTICLE VII

                   TAXES, EXPENSES AND COMPENSATION OF TRUSTEE

         7.1 Taxes and Expenses: Brokerage fees, commissions, stock transfer taxes and other charges and expenses incurred in connection with the purchase and sale of securities for the Master Trust Fund or distribution thereof shall be paid by the Trustee from the Master Trust Fund. All taxes imposed or levied with respect to the Master Trust Fund or any part thereof, under existing or future laws, shall be paid from the Master Trust Fund. The Trustee shall pay from the Master Trust Fund, to the extent not paid by the Company and/or the Affiliated Corporations which have adopted this Master Trust, its reasonable expenses of management and administration of the Master Trust, including reasonable compensation of counsel and any agents engaged by the Trustee to assist it in such management and administration, the fees of any Investment Manager and any specified expenses of administration of any Participating Plan including, but not limited to, audit fees, investment consulting fees, and actuarial and recordkeeping expenses.

                  Any amount paid from the Master Trust Fund which is specifically allocable to a particular Participating Plan or Plans shall be charged against the equitable share of such Participating Plan or Plans; any amount paid from the Master Trust Fund which is allocable to all of the Participating Plans shall be allocated to such Participating Plans on a pro rata basis.

         7.2 Compensation of the Trustee: The Trustee shall receive for its services as Trustee hereunder such reasonable compensation which may be agreed upon from time to time by the Company and the Trustee. All amounts due the Trustee as compensation for its services shall be paid by the Company, or prorated among the Company and the Affiliated Corporations which have adopted this Master Trust in such a manner as they deem equitable, or disbursed by the Trustee out of the Master Trust Fund, and, until paid, shall constitute a charge upon the Master Trust Fund.

                                  ARTICLE VIII

                             SETTLEMENT OF ACCOUNTS;
                  DETERMINATION OF INTERESTS UNDER MASTER TRUST

         8.1 Settlement of Accounts of Trustee: The Trustee shall keep accurate and detailed accounts of all of its receipts, investments and disbursements under this Agreement on a modified cash basis. The financial statements, books and records of the Trustee with respect to the Master Trust shall be open to inspection during business hours of the Trustee by the Company or the Committee or their representatives, including, without limitation, independent certified public accountants engaged by the Company or the Committee, on behalf of all participants in the Participating Plans, to permit compliance with the reporting and disclosure requirements of ERISA. However, such financial statements, books and records may not be audited more frequently than twice in each fiscal year. If an examination of the financial statements of the Participating Plans requires a review of the underlying transactions affecting such financial statements, such independent certified public accountants shall rely on the report of the independent certified public accountants engaged by the Trustee to review its procedures and controls, to the extent such reliance is permitted by generally accepted auditing standards.

                  Within 90 days after the close of each calendar year, or any termination of the duties of the Trustee, the Trustee shall prepare, sign and mail in duplicate to the Company and the Committee an account of its acts and transactions as Trustee hereunder. Such account shall include a statement of the equitable share in the Master Trust Fund and in its component accounts of each Participating Plan (and where appropriate of each Affiliated Corporation which has adopted a Participating Plan) as of the last day of such year or other period and a statement of the portion of the Master Trust Fund under management by any Investment Manager as of the same date. If the Company finds the account to be correct, the Company shall sign the instrument of settlement annexed to one counterpart of the account and return such counterpart to the Trustee, whereupon the account shall become an account stated. If within 90 days after receipt of the account or any amended account the Company has not signed and returned a counterpart to the Trustee, nor filed with the Trustee notice of any objection to any act or transaction of the Trustee, the account or amended account shall become an account stated. If any objection has been filed, and if the Company is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, the Company shall in writing filed with the Trustee signify its approval of the account and it shall become an account stated. In each case in which an account becomes an account stated, the account shall be an account stated between the Trustee and the Company and any Affiliated Corporation which had adopted a Participating Plan.

                  When an account becomes an account stated, such account shall be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and any Affiliated Corporation which has adopted a Participating Plan were parties.

                  The account of the Trustee's acts and transactions delivered to the Committee shall be settled, and shall become an account stated, in the same manner as the account delivered to the Company hereunder. When an account becomes an account stated as between the Trustee and the Committee, the account shall be finally settled and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee and the Committee were parties.

                  The Trustee, the Committee or the Company shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as hereinabove provided. In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Committee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

         8.2 Determination of Rights and Benefits of Persons Claiming an Interest in the Master Trust Fund; Enforcement of Master Trust Fund: The Committee shall have authority to determine the existence, non-existence, nature and amount of the rights and interests of all persons under the Participating Plan and in or to the Master Trust Fund, and the Trustee shall have no power, authority, or duty in respect of such matters, or to question or examine any determination made by the Committee, or any direction given by the Committee to the Trustee. The Company, other Employers and the Committee shall have authority, either jointly or severally, to enforce this Trust Agreement on behalf of any and all persons having or claiming any interest in the Master Trust Fund or under this Trust Agreement or the Participating Plans.

                                   ARTICLE IX

              RESIGNATION, REMOVAL AND SUBSTITUTION OF THE TRUSTEE

         9.1 Resignation of Trustee: The Trustee may resign its duties hereunder by filing with the Committee its written resignation. No such resignation shall take effect until 60 days from the date thereof unless shorter notice is acceptable to the Committee.

         9.2 Removal of Trustee: The Trustee may be removed by the Board of Directors of the Company at any time upon not less than 60 days' notice to the Trustee, but such notice may be waived by the Trustee. Such removal shall be effected by delivering to the Trustee a written notice of its removal executed by the Company, and by giving notice to the Trustee of the appointment of a successor Trustee in the manner hereinafter set forth.

         9.3 Appointment of Successor Trustee: The appointment of a successor Trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of (a) an instrument in writing appointing such successor Trustee, executed by the Company, together with a certified copy of the resolution of the Board of Directors of the Company to such effect and (b) an acceptance in writing of the office of successor Trustee hereunder executed by the successor so appointed, both of which documents shall be acknowledged in like manner as this Trust Agreement. The Company shall send notice of such appointment to each Affiliated Corporation which has a Participating Plan, and to each member of the Committee then in office and to each Plan Administrator. Any successor Trustee hereunder may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. All of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if such successor Trustee had been originally named herein as the Trustee hereunder. If within 60 days after notice of resignation shall have been given under the provisions of this Article IX a successor Trustee shall not have been appointed, the resigning Trustee or any member of the Committee may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

         9.4 Transfer of Master Trust Fund to Successor: Upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer and deliver the Master Trust Fund and the records relating thereto to such successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for its expenses in the settlement of its accounts, the amount of any compensation due it and any sums chargeable against the Master Trust Fund for which it may be liable, but if the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the successor Trustee and from the Company and each Affiliated Corporation which has a Participating Plan, who shall be jointly and severally liable therefor.

                                    ARTICLE X

               DURATION AND TERMINATION OF MASTER TRUST; AMENDMENT

         10.1 Duration and Termination: This Trust Agreement shall continue for such time as may be necessary to accomplish the purpose for which it was created but may be terminated at any time by the Company by action of its Board of Directors. Notice of such termination shall be given to the Trustee by an instrument in writing executed by the Company and acknowledged in the same form as this Agreement, together with a certified copy of the resolution of the Board of Directors of the Company authorizing such termination. The Company shall notify the Committee and each Plan Administrator of such termination.

         10.2 Distribution Upon Termination: If this Trust Agreement is terminated, the Trustee upon the written direction of the Committee shall liquidate the Master Trust Fund to the extent required for distribution and, after its final account has been settled as provided in Article VIII, shall distribute the net balance thereof to such person or persons, at such time or times and in such proportions and manner as may be directed by the Committee or, with respect to the equitable share of any Participating Plan, by the appropriate Plan Administrator, or in the absence of such direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Upon making such distributions, the Trustee shall be relieved from all further responsibility. The powers of the Trustee hereunder shall continue so long as any assets of the Master Trust Fund remain in its hands. Notwithstanding the foregoing provisions of this Section 10.2, the Company may promptly advise the appropriate District Director of Internal Revenue of the termination of the Master Trust and the Trustee may delay the final distribution to Participants in the terminated Participating Plans until said District Director shall advise in writing that such termination does not adversely affect the previously qualified status of the terminated Participating Plan or Plans or the exemption from tax of the Master Trust under Code Section 401(a) or 501(a).

         10.3 Loss of Qualification of a Participating Plan; Certain
Withdrawals: The equitable share of any Participating Plan shall be immediately segregated and withdrawn from the Master Trust Fund if the Plan ceases to be qualified under Code Section 401(a) and the Company shall promptly notify the Trustee of any determination by the Internal Revenue Service that any Participating Plan has ceased to be so qualified. Each Affiliated Corporation which has adopted the Master Trust shall have the right to withdraw from this Master Trust upon six months' written notice to the Trustee and the Committee, which written notice may be waived by the Trustee and the Committee. In the event that any Affiliated Corporation which has adopted the Master Trust shall cease to be an Affiliated Corporation of the Company, such corporation shall withdraw from this Master Trust as soon as arrangements may be reasonably made therefor, but in any event such withdrawal shall be made not more than six months after the date such corporation ceases to be an Affiliated Corporation. Upon such withdrawal, the Committee shall certify to the Trustee the interest in the Master Trust Fund of the participants of such withdrawing corporation and the Trustee shall thereupon separate such interest from the Master Trust Fund as provided below in this Section. The Committee may at any time direct the Trustee to segregate and withdraw the equitable share of any Participating Plan or that portion of such equitable share as may be certified to the Trustee by the Committee as allocable to any specified group or groups of employees or beneficiaries.

Whenever segregation is required, the Trustee shall withdraw from the Master Trust Fund such assets as it shall in its absolute discretion deem to be equal in value to the equitable share to be segregated. Such withdrawal from the Master Trust Fund shall be in cash or in any property held in such Fund, or in a combination of both, in the direction of the Committee. The Trustee shall thereafter hold the assets so withdrawn as a separate trust fund in accordance with the provisions either of this Agreement (which shall be construed in respect of such assets as if the employer maintaining such Participating Plan (determined without regard to whether any subsidiaries or affiliates of such employer have joined in such Participating Plan) had been named as the Company hereunder and as if the Plan Administrator for such Plan had been named as the Plan Administrator hereunder) or of a separate trust agreement. Such segregation shall not preclude later readmission to the Master Trust.

         10.4 Amendment: By an instrument in writing delivered to the Trustee executed pursuant to the order of the Company's Board of Directors and acknowledged in the same form as this Agreement, the Company shall have the right at any time and from time to time to amend this Agreement in whole or in part except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent; provided, however, that no such amendment shall authorize or permit, at any time prior to the satisfaction of all liabilities with respect to employees and their beneficiaries under any Participating Plan, any part of the equitable share of such Participating Plan in the Master Trust Fund to be used for, or diverted to, any purposes other than for the exclusive benefit of such employees and their beneficiaries. Notwithstanding the foregoing, the Committee may authorize any amendment or modification to Article V of this Agreement regarding the selection of investment advisors or investment options in which the Master Trust Fund may be invested including, without limitation, the Group Trusts.

                  Any such amendment shall become effective upon (a) delivery to the Trustee of the written instrument of amendment executed by the appropriate officers of the Company, together with a certified copy of the resolution of the Board of Directors of the Company authorizing such amendment and (b) endorsement by the Trustee on such instrument of its receipt thereof, together with its consent thereto if such consent is required.

         10.5 Acceptance or Rejection of Amendment by Affiliated Corporations:
Each Affiliated Corporation which has a Participating Plan shall be presumed to have consented to any amendment hereof made by the Company unless it shall object thereto in writing within 30 days after receiving written notice of such amendment. Any Affiliated Corporation not consenting to any amendment may obtain a separation of its interest in the Master Trust Fund in accordance with the provisions of Section 10.3 hereof, any time after 30 days after receipt of written notice of such amendment, to which such Affiliated Corporation shall not so consent.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Governing Law; No Bond Required of Trustee: Subject to the provisions of ERISA, as they may be amended from time to time, which may be applicable and provide to the contrary, this Trust Agreement and the Trust hereby created shall be governed, construed, administered and regulated in all respects under the laws of the State of Texas. No bond or other security for the faithful performance of its duties hereunder shall be required of the Trustee unless otherwise required by law.

         11.2 Interest in Master Trust Fund; Assignment: No document shall be issued evidencing any interest in the Master Trust or in the Master Trust Fund, and no Participating Plan shall have the power to assign all or any part of its equitable share of the Master Trust Fund or of its interest therein.

         11.3 Invalid Provisions: If any provision or provisions of this Trust Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Trust Agreement, but shall be fully severable and the Trust Agreement shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

         11.4 Remedies: If a dispute arises between the Company and the Trustee, such dispute shall be settled by agreement between the parties. In the absence of an acceptable agreement resolving the dispute, such dispute shall be submitted to a court of competent jurisdiction for judicial settlement thereof.

         11.5 Prohibition of Diversion: Except as provided in Article VII hereof, it shall be impossible under this Trust Agreement for any part of the corpus or income of the Master Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Company and Affiliated Corporations which have a Participating Plan and the beneficiaries of such employees. It shall also be impossible under this Trust Agreement for any part of the Master Trust Fund to revert directly or indirectly to the Company or any Affiliated Corporation which has a Participating Plan, except to the extent such reversions are specifically authorized under Section 403(c)(2) of ERISA.

         11.6 Headings for Convenience Only: The headings and subheadings in this Trust Agreement are inserted for convenience of reference only and are not to be used in construing this instrument or any provision thereof.

         11.7 Successors and Assigns: This Trust Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively.

                  IN WITNESS WHEREOF, the Company and Trustee have caused these presents to be executed by their duly authorized officers, in a number of copies all of which shall constitute one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 29th day of December, 1999, but effective as of January 1, 1999.


                                     RELIANT ENERGY, INCORPORATED



                                     By /s/ LEE W. HOGAN
                                       -----------------------------------------
                                       Name: Lee W. Hogan
                                            ------------------------------------
                                       Title: Chairman of the Benefits Committee
                                             -----------------------------------


ATTEST:

/s/ LYNN HARKEL-RUMFORD
-----------------------------------
Secretary of the Benefits Committee


                                     THE NORTHERN TRUST COMPANY, Trustee



                                     By /s/ PATTY A. WEILAND
                                       -----------------------------------------
                                       Name: Patty A. Weiland
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

ATTEST:

/s/ JOHN H. ST. LAUER
-----------------------------------
Asst. Secretary

                                    EXHIBIT A

                           Participating Plans in the
                          Reliant Energy, Incorporated
                Master Retirement Trust, under a Trust Agreement
                        with The Northern Trust Company,
                           Dated as of January 1, 1999


         Name of Plan                               Plan Number
         ------------                               -----------
1.       Reliant Energy,                                001
         Incorporated
         Retirement Plan

                                    EXHIBIT B


To THE NORTHERN TRUST COMPANY, as Trustee:

                  The undersigned have duly adopted and hereby signify their intention to join in and become a party to the Reliant Energy, Incorporated Master Retirement Trust, dated as of January 1, 1999, between you and Reliant Energy, Incorporated so that the defined benefit plans maintained for employees of the undersigned may participate in the Master Trust established under such Trust Agreement.

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed by their duly authorized officers and their seals to be hereto affixed this _____ day of _______________________, 1999, but effective as of
January 1, 1999.


                                            [AFFILIATED CORPORATION]



                                            By
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


ATTEST:


---------------------------------

                        CONSENT BY THE BENEFITS COMMITTEE


                  The undersigned, being the Benefits Committee described in the above-mentioned Trust Agreement, hereby consents to the above-mentioned Affiliated Corporations joining in and becoming a party to such Trust Agreement. The Benefits Committee hereby certifies to the Trustee that a copy of this instrument has been received by each member of the Benefits Committee referred to in such Trust Agreement.


                                            RELIANT ENERGY, INCORPORATED
                                              BENEFITS COMMITTEE



                                            By
                                               ---------------------------------
                                               Lee W. Hogan, Chairman

ATTEST:


---------------------------------
Secretary



                                       B-2